                        ANNUAL REPORT / October 31, 1998

                       AIM GLOBAL AGGRESSIVE GROWTH FUND



                                 [COVER IMAGE]
















[AIM LOGO APPEARS HERE]           INVEST WITH DISCIPLINE--Registered Trademark--

[COVER IMAGE]

                     -------------------------------------
                 LAND BY JENIFER WATES IN THIS AGE OF WORLDWIDE

                EXCHANGE, AN OCEAN'S DISTANCE BETWEEN CONTINENTS

                 IS NO LONGER THE BARRIER TO TRADE THAT IT ONCE

             WAS. TODAY, THE EARTH'S MANY LANDS ARE LINKED THROUGH

           A GLOBAL ECONOMY THAT IS SHAPING THE FUTURE OF THE WORLD'S

               PEOPLE. THE PAINTING ON THE COVER OF THIS REPORT,

       RENDERED IN VIBRANT COLORS AND BOLD BRUSHSTROKES, PAYS TRIBUTE TO

                           OUR WORLD AND ITS RICHES.
                     -------------------------------------

AIM Global Aggressive Growth Fund is for shareholders who seek long-term growth of capital. The Fund invests in a portfolio of global equity securities of small-capitalization companies with above-average earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Aggressive Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.
o The EAFE--REGISTERED TRADEMARK-- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
o Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.



                       AIM GLOBAL AGGRESSIVE GROWTH FUND

                        Annual Report / Chairman's Letter


                           ---------------------------

                                 THE FISCAL YEAR

                            CLOSED WITH INTERNATIONAL

                              EQUITIES RALLYING AND

                              BONDS LOSING SOME OF

                                 THEIR MOMENTUM.

                           ---------------------------



                    Dear Fellow Shareholder:

                    Throughout the fiscal year covered by this report, markets
  [PHOTO OF         worldwide vacillated between optimism that the woes in Asia
 Charles T.         would be contained and worry that they would become a major
   Bauer,           economic drag on the U.S. and the rest of the world. As a
Chairman of         result, markets worldwide were especially volatile.
the Board of           We understand how unnerving this year's level of
  THE FUND          volatility can be. Many of you undoubtedly were tempted
APPEARS HERE]       simply to exit the markets completely. Our reaction, of
                    course, is that you should not. The abrupt reversals of sentiment during this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP
Even in a year as unsettling as this one, August was particularly difficult. A variety of events converged to produce harsh market conditions around the globe: the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, and fear that Latin America could be engulfed by the world's difficulties. Even European stocks, which had been world market leaders, were shaken. In a global display of lost confidence, investors flocked to securities perceived as safe and liquid. Even blue-chip stocks went out of favor.
    Fortunately, the U.S. Federal Reserve Board (the Fed) intervened. For most of the fiscal year, the Fed had focused on the potential for inflation in the U.S. economy. Shortly before the fiscal year ended, it shifted direction, lowering interest rates twice to pump liquidity and confidence into the markets and demonstrate that it would intervene to forestall a recession. Numerous interest rate cuts in other countries followed. (After the fiscal year closed, as this report was being written, the Fed lowered rates a third time.)
    Investors responded favorably. The fiscal year closed with international equities rallying and bonds losing some of their momentum. In just the two weeks between the Fed's second interest rate move on October 15 and the October 31 close of the fiscal year, the EAFE Index gained 5.04% and the MSCI World Index rose 4.93%. The U.S. participated strongly in the rally, with the S&P 500 up 4.93% during the same two-week period.
    However difficult this fiscal year has been, the fundamental principles of investing remain unchanged:
    o    broad portfolio diversification;
    o realistic expectations, recognizing that the potential for downturns is always present; and
    o    as always, long-term thinking.
    Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS
We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--REGISTERED TRADEMARK--.

Sincerely,                 ---------------------------
                                 THE FISCAL YEAR
                            CLOSED WITH INTERNATIONAL
                              EQUITIES RALLYING AND
/s/ CHARLES T. BAUER           BONDS LOSING SOME OF
Charles T. Bauer                 THEIR MOMENTUM.
Chairman                   ---------------------------




                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



                    ---------------------------------------

                       . . . SMALL-CAP STOCKS REPRESENTED

                        ONE OF THE BEST BARGAINS IN THE

                         EQUITY MARKET AS THEIR PRICES

                       RELATIVE TO LARGE-CAP STOCKS WERE

                       AT THEIR LOWEST LEVELS IN DECADES.
                    ---------------------------------------



FUND CONTENDS WITH GLOBAL VOLATILITY,
BEAR MARKET IN SMALL-CAP STOCKS


GLOBAL MARKETS WERE VOLATILE AND SMALL-CAP STOCKS WERE IN A BEAR MARKET IN THE U.S. FOR MUCH OF THE REPORTING PERIOD. HOW DID AIM GLOBAL AGGRESSIVE GROWTH FUND PERFORM?
Global volatility and a sharp selloff in U.S. small-cap stocks from mid-April through early October 1998 took their toll on the Fund's performance. For the fiscal year ended October 31, 1998, total return was -8.16% for Class A shares and -8.71% for both Class B and Class C shares. By comparison, total return was 15.26% for the Morgan Stanley Capital International (MSCI) World Index.
    The Fund rebounded strongly during the final weeks of the fiscal year. Class A shares posted gains of 21.05% while Class B and C shares both recorded a total return of 20.97% from the market low on October 8 through the end of the reporting period. That soundly beat the 13.51% total return of the MSCI World Index for the same period.

HOW DID THE GLOBAL MARKETS PERFORM DURING THE REPORTING PERIOD?
The bull market in the United States and Europe roared in the first part of the fiscal year, then screeched to an abrupt halt in the summer. Major indexes reached all-time highs in July, then went into a tailspin until early October.
    A number of events contributed to the sharp downturn. Currency devaluations occurred in Thailand, Malaysia, Indonesia and Korea. A lingering recession gripped Japan. Crippled by overwhelming debt, Russia suspended repayment of much of its foreign debt and suffered deep currency devaluations in the ruble. Fears of a global credit crunch then spread to Latin America, as investors worried that Brazil could not sustain its exchange rate in light of the country's increasing debt. In the U.S., political controversy had a negative impact on stock market performance.
    By the end of the fiscal year, many stock markets had rebounded, reassured by falling interest rates and improvements in global economies. In a move with worldwide ramifications, the U.S. Federal Reserve Board (the Fed) lowered the short-term target federal funds rate from 5.50% to 5.00% in two steps, on September 29 and again on October 15.
    In late October, the Group of Seven nations--the U.S., the United Kingdom, Germany, France, Italy, Japan, and Canada--agreed on a plan to allow the International Monetary Fund to provide loans to financially troubled countries before foreign investors pull out.

HOW DID SMALL-CAP STOCKS FARE IN THIS ENVIRONMENT?
Globally, it was a difficult period for small-cap stocks. In the unsettled market environment, investors favored more liquid assets, such as large-cap stocks and U.S. Treasury bonds. In the U.S., for example, small-cap stocks were in the grip of a severe bear market, generally defined as a drop in value of at least 20%, for much of the reporting period. After hitting a record high on April 21, the Russell 2000 Index, which measures the performance of U.S. small-cap stocks, lost 36.49% of its value, sinking to its lowest level in more than two years on October 8.
    During the last three weeks of the reporting period, however, small-cap stocks rallied strongly, benefiting from the Fed's interest rate cuts. Investors also found small-cap stocks attractive because earnings growth projections for smaller companies remained in the double-digit range while the corresponding figures for larger companies were gravitating toward the single-digit level. Finally, small-cap stocks represented one of the best bargains in the equity market as their prices relative to large-cap stocks were at their lowest levels in decades.
    In Europe, small-cap stocks also underperformed larger issues. We remain optimistic about small companies in Europe because their earnings growth projections are generally greater than those for larger companies.

GEOGRAPHICALLY, HOW WAS THE FUND INVESTED?
The Fund's country allocations reflected the general strength of the U.S. and European economies. At the end of the reporting period, the Fund held 31% of its total net assets in the U.S. and 34% in various European nations. The Fund had about 13% exposure to emerging markets, but no exposure to the troubled Russian market. Since our last report six months ago, we have increased our holdings in the U.S. and Europe while reducing them in Asia and Latin America.

WHY WAS THE FUND SO HEAVILY INVESTED IN EUROPE?
We found European stocks attractive for several reasons. For one, European equities are trading at much lower valuations





          See important Fund and index disclosures inside front cover.


2
                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

======================================================================================================================
TOP 10 COUNTRIES                 TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------------
1. United States      30.58%     1. CDW Computer Centers, Inc.                1. Computer (Software & Services)7.09%
                                        (United States)             1.03%

2. United Kingdom      8.79      2. YPF Sociedad Anonima-ADR                  2. Services
                                        (Argentina)                 0.98             (Commercial & Consumer)   7.03

3. Netherlands         4.33      3. Telecel-Comunicacaoes Pessoais, S.A.      3. Telecommunications
                                        (Portugal)                  0.93            (Cellular & Wireless)      3.51

4. Canada              4.20      4. Magyar Tavkozlesi ADR (Hungary) 0.88      4. Retail (Food Chains)          3.33


5. Germany             3.98      5. Tele Pizza, S.A. (Spain)        0.86      5. Electronics (Semiconductors)  2.92


6. Mexico              3.30      6. Hutchison Whampoa, Ltd.                   6. Services (Computer Systems)   2.92
                                        (Hong Kong)                 0.85

7. Portugal            2.72      7. Corp. Financiera Reunida, S.A.            7. Telephone                     2.56
                                        (Spain)                     0.81

8. France              2.70      8. Stagecoach Holdings PLC                   8. Restaurants                   2.23
                                        (United Kingdom)            0.81

9. Brazil              2.53      9. Cable & Wireless Communications           9. Banks (Major Regional)        2.10
                                        PLC (United Kingdom)        0.79

10. Japan              2.45      10. Ordina Beheer N.V.                       10. Manufacturing (Specialized)  1.94
                                       (Netherlands)                0.77


Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
======================================================================================================================


compared to U.S. stocks. In addition, we positioned the Fund to benefit from structural changes as the European Economic and Monetary Union (EMU) takes shape over the next two years. Huge opportunities exist as governments turn over state-run companies to private hands. The coming union also is prompting European companies to develop more competitive practices, and the results are starting to be seen on the bottom line.
    We believe stable interest rates and subdued inflation will continue to attract global investors. At the same time, stock markets in Europe are broadening to include small-cap issues, giving investors an unprecedented range of choices.


WHAT MADE THE U.S. MARKET ATTRACTIVE?
In the U.S., the economic climate was favorable. The economy grew at a healthy pace, and inflation and interest rates were low. Nearly full employment, rising wages, and falling mortgage rates gave consumers more disposable income. And the federal government enjoyed its first budget surplus in decades.
    Unlike large multinational firms, smaller companies tended to transact most of their business in the U.S. Consequently, their profits were less affected by the economic downturns that affected other parts of the world.


WHAT WERE THE FUND'S SECTOR WEIGHTINGS?
At the close of the fiscal year, technology stocks comprised about 24% of the portfolio while consumer cyclicals made up about 23%. We have moderately increased our exposure to both of these sectors since our last report six months ago.
    Technology firms are benefiting from the need to reprogram older computers to recognize the year 2000 and are expected to profit from the conversion of European currencies to the euro beginning in 1999. Consumer-cyclical companies, including many retailers, got a boost from rising consumer spending and falling wholesale prices.


WHAT STOCKS DID YOU LIKE?
Among the Fund's top holdings were CDW Computer Centers, Inc., a U.S. marketer of microcomputer products;


                      ------------------------------------

                            IN EUROPE AND THE U.S.,

                      THE LOW-INFLATION, LOW-INTEREST-RATE

                          ENVIRONMENT IS FAVORABLE FOR

                               SMALL-CAP STOCKS.

                     --------------------------------------


          See important Fund and index disclosures inside front cover.


                                                                               3
                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


YPF Sociedad Anonima ADR, an Argentine integrated oil and gas company; and Telecel-Comunicacaoes, a Portuguese telecommunications company.
    Other top-performing stocks in the portfolio included Tele Pizza S.A., a Spanish pizza chain; Stagecoach Holdings PLC, a British provider of public transportation services in the United Kingdom and other countries; and Tieto Corp., a Finnish manufacturer and seller of computer software.


WHAT IS YOUR OUTLOOK?
In Europe and the U.S., the low-inflation, low-interest rate environment is favorable for small-cap stocks. Moreover, smaller companies continue to enjoy robust earnings, and their stocks are attractively priced relative to larger companies. Additionally, the Fed rate cuts in the U.S. bode well for small-cap stocks. While past performance cannot guarantee comparable future results, in recent years, after the Fed has embarked on a series of interest rate cuts, small-cap stocks have been among the top-performing equity classes.
    With regard to Asia, Latin America, and other developing markets, the outlook is more tenuous. We will continue to monitor investment opportunities in quality Asian and Latin American companies, taking into consideration any changes in economic and political policies that could affect long-term profitability.


WELCOME THE EURO

Starting January 1, 1999, Europe will launch a brand new currency--the euro. At first, only 11 countries will adopt it: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. These countries have met the financial and economic criteria required for membership in the Economic and Monetary Union (EMU), and they have agreed to follow certain monetary, exchange rate, and budgetary policies.
    The changeover to euro will take place gradually. New coins and paper currency will not be introduced until January 2002. Until then, Spanish shoppers will still use pesetas and the French will still use francs, but these will be thought of simply as denominations of the euro the same way that a quarter is a denomination of a dollar.


A NEW BUSINESS ENVIRONMENT
The euro is expected to bring greater unity to the European business world:
Price comparison of goods, services, and labor across Europe should be much easier.
    Because of this price transparency, European companies should be forced to become more competitive. An increase in merger and acquisition activity is expected.
     The equity markets are likely to become broader and more liquid, since European companies may find it easier to attract capital across borders.
     Europe's fixed-income markets could also be transformed. Since currency risk should be reduced, Europe's investors can focus on credit risk. Eventually, the euro-denominated debt market could be as large and liquid as that of the U.S.
     The introduction of a new currency can present unique risks and uncertainties for investors. Please see your prospectus for more information about these risk factors.

================================================================================
Map of Europe
--------------------------------------------------------------------------------

The Netherlands

Finland

Ireland

Belgium

Germany

Luxembourg

Austria

France

Portugal

Spain

Italy

================================================================================

          See important Fund and index disclosures inside front cover.


4
                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL AGGRESSIVE GROWTH FUND VS. BENCHMARK INDEX

9/15/94-10/31/98

in thousands
--------------------------------------------------------------------------------
          AIM Global Aggressive AIM Global Aggressive
               Growth Fund,        Growth Fund,
              Class B Shares      Class A Shares     MSCI World Index
--------------------------------------------------------------------------------
                                 (in thousands)
9/15/94           $9,524             $10,000              $10,000
10/94              9,733              10,210               10,018
2/95               9,590              10,050                9,677
6/95              11,410              11,940               10,592
10/95             12,467              13,020               11,023
2/96              13,505              14,080               12,033
6/96              15,063              15,676               12,604
10/96             15,063              15,636               12,878
2/97              15,598              16,168               13,708
6/97              17,214              17,814               15,478
10/97             16,516              17,061               15,100
2/98              17,386              17,924               17,080
6/98              18,093              18,617               18,181
10/98             15,168              15,576               17,468

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/98, including sales charges

CLASS A SHARES

Inception (9/15/94)          10.62%
1 Year                      -12.51*

CLASS B SHARES

Inception (9/15/94)          10.99%
1 Year                      -13.27**

CLASS C SHARES

Inception (8/4/97)          -12.78
1 Year                       -9.62**

*-8.16% excluding sales charges
**-8.71% excluding sales charges
===============================================================================

Source: Towers Data Systems HYPO--REGISTERED TRADEMARK--.
     Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. The performance of Class C shares will differ from that of Class A and Class B shares due to differing fees and expenses.


MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

===============================================================================
Past performance cannot guarantee comparable future results.
===============================================================================

ABOUT THIS CHART

This chart compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 9/15/94-10/31/98. (Performance figures for the MSCI World Index are for the period from 8/30/94 to 10/31/98.) It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Morgan Stanley Capital International (MSCI) World Index. Please keep in mind, the MSCI World Index tracks the performance of global large-cap stocks, not global small-cap stocks in which your Fund invests. There is no true MSCI benchmark that measures global small-cap stock performance. Market indexes such as the MSCI World Index are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.




                                                                               5
                       AIM GLOBAL AGGRESSIVE GROWTH FUND

                        ANNUAL REPORT / FOR CONSIDERATION


TAKE A CLOSER LOOK AT MARKET INDEXES

You step into your car after work and hear the radio announcer say, "The market was down 200 points today." Instantly you start to worry. But should you? The question is, what exactly is "the market"? And how are your investments going to be affected by it? You need the facts, and fast. Market indexes are a good place to start. They can help you gauge how your investments are performing.
     "The market" actually is much broader than newspapers and television reports make it out to be. The media often report movements in the Dow Jones Industrial Average (the Dow) as indicative of the market as a whole. But the Dow is made up of just 30 stocks; the U.S. market is made up of more than 12,000 stocks traded on the New York Stock Exchange, regional exchanges, and over the counter. The Dow only measures the performance of the largest American companies.
     If you're like most investors, you've got a range of investments across market segments, not just blue-chip stocks. The best way to compare your investments to their peers in the marketplace is to find the right index. An index measures the performance of a particular group of stocks. But keep in mind, there is rarely a perfect match between the stocks in a mutual fund and the stocks in an index.
     Indexes and funds have different purposes. Mutual funds select stocks based on their past performance or future potential. Indexes pick stocks based on their ability to act as reliable measuring tools. For example, index makers for the S&P 500 look for actively traded, widely owned stocks that reflect the active stock market.
     There are other important differences between a fund and an index. You cannot invest directly in an index. Because indexes are unmanaged, they incur no sales charges, expenses, or fees. Even if you bought all the securities making up an index, your transaction expenses would lower your investment returns.
     As you follow the various indexes, you'll notice that their tracks often diverge. When large-caps are up, small-caps or overseas stocks are down-and vice



                                THE USUAL INDEXES


THE DOW JONES INDUSTRIAL AVERAGE

WHAT IT IS: In its 102-year history, the Dow always has focused on the largest, most successful U.S. companies. The types of firms in the index have changed drastically over the years--from the cotton companies of the 19th century to the computer icons of the 20th. The 30 stocks now in the Dow include household names such as International Business Machines Corp., Boeing Co., McDonald's Corp., and Walt Disney Co.

WHAT IT TELLS YOU: While stocks in the Dow make up about 20% of the value of all U.S. stocks, the index leaves out many sectors of the market. For most mutual fund investors, the Dow is an inadequate and often inappropriate measure of comparison. Use it to check the pulse of American big business, but look elsewhere for a more inclusive market view.

S&P 500

WHAT IT IS: The S&P 500 (Standard & Poor's Composite Index of 500 Stocks) is often used as a gauge of the whole market. But it measures only 500 stocks in the large-capitalization portion of the U.S. stock market. Included in the index are Apple Computer, Hilton Hotels, NIKE Inc., and Pennzoil Co.

WHAT IT TELLS YOU: The S&P 500 is useful for evaluating a fund that invests in large-capitalization U.S. stocks. It's a poor gauge for others funds, such as a small-cap aggressive growth fund.

Keep in mind that the S&P 500 is very concentrated. The top 50 companies represent half the S&P 500's assets. For the past few years, the total return of the S&P 500 has been unusually high, but much of this performance can be attributed to just a few stocks in the index. Most mutual funds are more diversified than this index.

NASDAQ COMPOSITE INDEX

WHAT IT IS: The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index measures the performance of all NASDAQ domestic and foreign stocks. Often associated with the over-the-counter market, the index also includes some exchange-listed stocks. More than 5,300 stocks are in the NASDAQ Composite Index.

WHAT IT TELLS YOU: Many consider NASDAQ a barometer for small- and mid-cap stocks. However, the index is market-value weighted--each company's stock affects the index in proportion to that company's market value. Large-cap technology stocks such as Microsoft, Intel, and Dell Computer dominate it.

The NASDAQ is not a good measure of small- and mid-cap stock performance. It basically tells you how large-cap technology stocks are doing. It is not a suitable index for most mutual funds.


6
                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                        ANNUAL REPORT / FOR CONSIDERATION



versa. The chart at the right shows calendar-year returns for two domestic and one foreign equity index for the decade 12/31/87 through 12/31/97. The market segments often move out of synch, and performance leadership often rotates from one segment to another.
     By positioning your investments strategically in various market segments, you're less likely to miss out on the peaks, and you'll be more protected from the valleys. Remember, patience is the key. If you jump in and out of investments, you could miss out on some of the market's best moments. See your financial adviser to build a diversified portfolio suited to fluctuating markets.


                                DIVERGING INDEXES


Total Return per Calendar Year
1987-1997


--------------------------------------------------------------------------------
      S&P 500 Index          Europe-Australasia-Far     Russell 2000 Stock Index
      with Monthly Dividends East Index with Dividends*
--------------------------------------------------------------------------------
12/88 16.55%                 25.02%                     28.59%
12/89 31.64                  16.26                      10.8
12/90 (3.09)                 19.48                      23.2
12/91 30.41                  46.04                      12.5
12/92  7.61                  18.41                      11.85
12/93 10.06                  18.88                      32.94
12/94  1.32                  -1.82                       8.06
12/95 37.54                  28.45                      11.55
12/96 22.95                  16.49                       6.36
12/97 33.35                  22.36                       2.06

Past performance is no guarantee of future investment results.
================================================================================


*International investing presents risks not associated with investing solely in the United States. These include risks relating to fluctuation in the value of the U.S. dollar, custody arrangements made for a Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.



                               A FEW MORE INDEXES


S&P 400

WHAT IT IS: The Standard & Poor's 400 Mid-Cap Index is a relatively new index that dates to 1981 and measures performance of 400 stocks in the mid-capitalization sector of the domestic stock market. Companies in the index include America Online, Inc., CompuWare Corp., Starbucks Corp., and Office Depot. As of July 31, the median market capitalization in the S&P 400 was approximately $1.8 billion, but some stocks in the index have capitalizations as large as $5 billion.

WHAT IT TELLS YOU: If your fund invests primarily in mid-caps, this is one of the best benchmarks to use. But keep in mind that the index may include companies smaller or larger than the ones in your fund.


RUSSELL 2000 INDEX

WHAT IT IS: The Russell 2000 Index measures the performance of small-cap stocks. A total of 2,000 U.S. companies are represented in the index, including such well-known firms as Bally Total Fitness, Bethlehem Steel, Coca-Cola Bottling Co., and Coors Brewing Co. The index, which is cap-weighted, represents about 10% of the U.S. stock market. More than 900 of the stocks in the Russell 2000 trade on either the New York Stock Exchange or the American Stock Exchange.

WHAT IT TELLS YOU: The Russell 2000 Index is a very good indicator of small-cap stock performance. It is a true small-cap index with the market value of companies represented in this index ranging from $171.7 million to $1.1 billion. Many mutual funds investing in small-cap stocks use the Russell 2000 as their benchmark index.


THE EUROPE, AUSTRALASIA, AND
FAR EAST INDEX (EAFE)

WHAT IT IS: The EAFE consists of approximately 1,600 foreign stocks tracked by Morgan Stanley Capital International (MSCI). They are listed on stock exchanges in 20 developed countries. Stocks are chosen to reflect 60% of the market capitalization of each country and of each major industry group.

WHAT IT TELLS YOU: As international investing has grown, a need has arisen to measure global stock-market performance. The EAFE fulfills this need for developed markets in Europe, Australia and the Far East. It is frequently used as a benchmark for mutual funds investing in stocks in these markets. MSCI also has developed indexes for specific countries and regions and for emerging markets. Since your fund's country allocation may be different from EAFE, you may need to look at a more specific index.


An index is not an investment product available for purchase. An index measures the performance of a hypothetical portfolio. An index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.


                                                                               7
                        AIM GLOBAL AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-30.21%
AIRLINES-0.15%
ASA Holdings, Inc.                      78,900   $    2,830,538
---------------------------------------------------------------
BANKS (REGIONAL)-0.38%
Bank United Corp.-Class A              150,000        5,976,563
---------------------------------------------------------------
First Washington Bancorp, Inc.          55,000        1,210,000
---------------------------------------------------------------
                                                      7,186,563
---------------------------------------------------------------
BIOTECHNOLOGY-0.50%
Curative Health Services, Inc.(a)      150,000        4,087,500
---------------------------------------------------------------
IDEXX Laboratories, Inc.(a)            235,600        5,374,625
---------------------------------------------------------------
                                                      9,462,125
---------------------------------------------------------------
BROADCASTING (TELEVISION, RADIO & CABLE)-0.56%
Heftel Broadcasting Corp.(a)           260,000       10,692,500
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-0.78%
Brightpoint, Inc.(a)                   437,500        5,359,375
---------------------------------------------------------------
Comverse Technology, Inc.(a)           100,000        4,600,000
---------------------------------------------------------------
Dycom Industries, Inc.(a)              136,600        4,789,538
---------------------------------------------------------------
                                                     14,748,913
---------------------------------------------------------------
COMPUTERS (HARDWARE)-0.98%
Dell Computer Corp.(a)                 200,000       13,125,000
---------------------------------------------------------------
IDX Systems Corp.(a)                   127,200        5,390,100
---------------------------------------------------------------
                                                     18,515,100
---------------------------------------------------------------
COMPUTERS (NETWORKING)-0.22%
International Network Services(a)       99,400        4,224,500
---------------------------------------------------------------
COMPUTERS (PERIPHERALS)-0.58%
Jabil Circuit, Inc.(a)                  87,000        4,029,188
---------------------------------------------------------------
MICROS Systems, Inc.(a)                 70,000        1,544,375
---------------------------------------------------------------
Network Appliance, Inc.(a)             100,000        5,475,000
---------------------------------------------------------------
                                                     11,048,563
---------------------------------------------------------------
COMPUTERS (SOFTWARE &
  SERVICES)-3.40%
Business Objects S.A.-ADR(a)           100,000        1,681,250
---------------------------------------------------------------
Citrix Systems, Inc.(a)                150,000       10,631,250
---------------------------------------------------------------
Computer Management Sciences,
  Inc.(a)                              282,000        5,217,000
---------------------------------------------------------------
Concord Communications, Inc.(a)         50,000        1,856,250
---------------------------------------------------------------
Concord EFS, Inc.(a)                   299,605        8,538,742
---------------------------------------------------------------
Electronic Arts, Inc.(a)                77,200        3,174,850
---------------------------------------------------------------
Engineering Animation, Inc.(a)         182,700        8,004,544
---------------------------------------------------------------
HBO & Co.                               84,800        2,226,000
---------------------------------------------------------------
Secure Computing Corp.(a)              250,000        3,031,250
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             104,200        3,673,050
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)
USWeb Corp.(a)                         100,000   $    1,437,500
---------------------------------------------------------------
Veritas Software Corp.(a)              168,750        8,458,594
---------------------------------------------------------------
Whittman-Hart, Inc.(a)                  43,200          858,600
---------------------------------------------------------------
Wind River Systems(a)                  129,350        5,667,146
---------------------------------------------------------------
                                                     64,456,026
---------------------------------------------------------------
CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.48%
Action Performance Companies,
  Inc.(a)                              100,000        2,987,500
---------------------------------------------------------------
Blyth Industries, Inc.(a)              222,800        6,154,850
---------------------------------------------------------------
                                                      9,142,350
---------------------------------------------------------------
CONSUMER FINANCE-0.18%
SLM Holding Corp.                       87,500        3,505,469
---------------------------------------------------------------
DISTRIBUTORS (FOOD &
  HEALTH)-0.25%
Patterson Dental Co.(a)                115,350        4,758,188
---------------------------------------------------------------
ELECTRICAL EQUIPMENT-1.14%
Oak Industries, Inc.(a)                101,300        2,741,430
---------------------------------------------------------------
Sanmina Corp.(a)                       222,000        9,102,000
---------------------------------------------------------------
Solectron Corp.(a)                      51,000        2,919,750
---------------------------------------------------------------
Uniphase Corp.(a)                      100,000        4,950,000
---------------------------------------------------------------
Watsco, Inc.                           112,500        1,905,469
---------------------------------------------------------------
                                                     21,618,649
---------------------------------------------------------------
ELECTRONICS
  (SEMICONDUCTORS)-2.54%
Altera Corp.(a)                         75,000        3,121,874
---------------------------------------------------------------
Dallas Semiconductor Corp.             115,000        4,255,000
---------------------------------------------------------------
Linear Technology Corp.                 82,500        4,919,063
---------------------------------------------------------------
Micrel, Inc.(a)                         74,900        2,462,338
---------------------------------------------------------------
Microchip Technology, Inc.(a)          200,000        5,412,500
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    100,000        4,487,500
---------------------------------------------------------------
Semtech Corp.(a)                       100,000        2,381,250
---------------------------------------------------------------
Sipex Corp.(a)                         328,200        9,107,550
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         375,000       12,093,750
---------------------------------------------------------------
                                                     48,240,825
---------------------------------------------------------------
FOODS-0.10%
American Italian Pasta Co.-Class
  A(a)                                  78,300        1,800,900
---------------------------------------------------------------
HEALTH CARE (DRUGS-GENERIC & OTHER)-0.56%
Dura Pharmaceuticals, Inc.(a)          250,000        3,015,624
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                     150,000        7,518,750
---------------------------------------------------------------
                                                     10,534,374
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (HOSPITAL MANAGEMENT)-0.89%

Health Management Associates,
  Inc.-Class A(a)                      451,050   $    8,034,327
---------------------------------------------------------------
New American Healthcare Corp.(a)       150,000        1,593,750
---------------------------------------------------------------
Province Healthcare Co.(a)             101,800        2,659,525
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                       89,800        4,607,863
---------------------------------------------------------------
                                                     16,895,465
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.24%

HEALTHSOUTH Corp.(a)                   150,000        1,818,750
---------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)        63,200        2,721,550
---------------------------------------------------------------
                                                      4,540,300
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.21%

Express Scripts, Inc.-Class A(a)        40,000        3,907,500
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
SUPPLIES)-1.43%

Henry Schein, Inc.(a)                  200,000        7,737,500
---------------------------------------------------------------
ResMed, Inc.(a)                         40,000        2,040,000
---------------------------------------------------------------
Sybron International Corp.(a)          500,000       12,375,000
---------------------------------------------------------------
VISX, Inc.(a)                          100,000        5,012,500
---------------------------------------------------------------
                                                     27,165,000
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED
SERVICES)-1.44%

NCS HealthCare, Inc.-Class A(a)        110,000        1,938,750
---------------------------------------------------------------
Omnicare, Inc.                         173,300        5,989,681
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              123,000        2,329,313
---------------------------------------------------------------
Quintiles Transnational Corp.(a)       140,000        6,335,000
---------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                             160,900        5,953,300
---------------------------------------------------------------
Total Renal Care Holdings,
  Inc.(a)                               77,666        1,902,816
---------------------------------------------------------------
Veterinary Centers of America,
  Inc.(a)                              164,800        2,925,200
---------------------------------------------------------------
                                                     27,374,060
---------------------------------------------------------------

HOUSEWARES-0.49%

Helen of Troy Ltd.(a)                  625,000        9,296,875
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.05%

CMAC Investment Corp.                   24,400        1,021,750
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.32%

US Filter Corp.(a)                     120,150        2,545,678
---------------------------------------------------------------
Zebra Technologies Corp.(a)            109,500        3,586,125
---------------------------------------------------------------
                                                      6,131,803
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.52%

Daisytek International Corp.(a)        400,000        6,025,000
---------------------------------------------------------------
Herman Miller, Inc.                    175,000        3,860,938
---------------------------------------------------------------
                                                      9,885,938
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.31%

Cooper Cameron Corp.(a)                100,000        3,475,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Global Industries Ltd.(a)              250,000   $    2,406,250
---------------------------------------------------------------
                                                      5,881,250
---------------------------------------------------------------

PERSONAL CARE-0.30%

Rexall Sundown, Inc.(a)                321,000        5,757,938
---------------------------------------------------------------

PUBLISHING-0.12%

IDG Books Worldwide, Inc.(a)           150,000        2,325,000
---------------------------------------------------------------

RESTAURANTS-0.63%

CEC Entertainment Inc.(a)              146,600        4,141,450
---------------------------------------------------------------
Papa John's International,
  Inc.(a)                              150,000        5,695,313
---------------------------------------------------------------
Starbucks Corp.(a)                      50,000        2,168,750
---------------------------------------------------------------
                                                     12,005,513
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.38%

CDW Computer Centers, Inc.(a)          260,800       19,543,700
---------------------------------------------------------------
Tech Data Corp.(a)                     166,600        6,559,875
---------------------------------------------------------------
                                                     26,103,575
---------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.11%

DM Management Company(a)               200,000        2,175,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.75%

Inacom Corp.(a)                        166,600        3,227,875
---------------------------------------------------------------
Michaels Stores, Inc.(a)               100,000        2,000,000
---------------------------------------------------------------
O'Reilly Automotive, Inc.(a)           200,000        7,825,000
---------------------------------------------------------------
Renters Choice, Inc.(a)                250,000        6,203,125
---------------------------------------------------------------
Staples, Inc.(a)                       280,000        9,135,000
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)               150,000        4,087,500
---------------------------------------------------------------
Zale Corp.(a)                           34,000          805,375
---------------------------------------------------------------
                                                     33,283,875
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.26%

AnnTaylor Stores Corp.(a)              128,900        3,738,100
---------------------------------------------------------------
Gap, Inc.                               87,600        5,266,950
---------------------------------------------------------------
Men's Wearhouse, Inc.(a)               131,100        3,179,175
---------------------------------------------------------------
Pacific Sunwear of California(a)       300,000        6,487,500
---------------------------------------------------------------
TJX Companies, Inc.                    281,000        5,321,438
---------------------------------------------------------------
                                                     23,993,163
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.13%

Dime Bancorp, Inc.                     100,000        2,381,250
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.44%

Acxiom Corp.(a)                        225,000        5,653,125
---------------------------------------------------------------
ADVO, Inc.(a)                           75,000        1,907,813
---------------------------------------------------------------
Professional Detailing, Inc.(a)         33,700          787,737
---------------------------------------------------------------
                                                      8,348,675
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (COMMERCIAL & CONSUMER)-0.63%

Cerner Corp.(a)                        200,000   $    4,475,000
---------------------------------------------------------------
Equity Corp. International (a)         104,700        2,597,869
---------------------------------------------------------------
MSC Industrial Direct Co.,
  Inc.-Class A (a)                      80,000        1,700,000
---------------------------------------------------------------
Strayer Education, Inc.                 94,400        3,209,600
---------------------------------------------------------------
                                                     11,982,469
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.21%

Analysts International Corp.           179,900        3,159,494
---------------------------------------------------------------
Computer Task Group, Inc.              325,000        9,953,125
---------------------------------------------------------------
Insight Enterprises, Inc.(a)           225,000        6,525,000
---------------------------------------------------------------
SunGard Data Systems Inc.(a)           100,000        3,375,000
---------------------------------------------------------------
                                                     23,012,619
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.56%

Affiliated Computer Services,
  Inc.(a)                              128,400        4,750,800
---------------------------------------------------------------
Billing Concepts Corp.(a)              359,200        5,073,700
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                              200,000       10,900,000
---------------------------------------------------------------
National Data Corp.                     75,000        2,540,625
---------------------------------------------------------------
NOVA Corp.(a)                          221,500        6,395,813
---------------------------------------------------------------
                                                     29,660,938
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.42%

On Assignment, Inc.(a)                  50,000        1,700,000
---------------------------------------------------------------
Robert Half International,
  Inc.(a)                              111,000        4,453,875
---------------------------------------------------------------
Romac International, Inc.(a)           100,000        1,750,000
---------------------------------------------------------------
                                                      7,903,875
---------------------------------------------------------------

TEXTILES (APPAREL)-0.96%

Jones Apparel Group, Inc.(a)           200,000        3,450,000
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)           146,000        3,020,375
---------------------------------------------------------------
Quicksilver, Inc.(a)                   261,400        5,407,713
---------------------------------------------------------------
Russell Corp.                           88,500        2,173,781
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)                 87,900        4,081,856
---------------------------------------------------------------
                                                     18,133,725
---------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.18%

Mohawk Industries, Inc.(a)             112,500        3,396,094
---------------------------------------------------------------

TRUCKERS-0.09%

Swift Transportation Co., Inc.(a)       75,000        1,657,030
---------------------------------------------------------------

TRUCKS & PARTS-0.34%

Wabash National Corp.                  366,600        6,507,150
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $429,384,176)                           573,493,413
---------------------------------------------------------------

FOREIGN STOCK & OTHER EQUITY INTERESTS-53.96%

ARGENTINA-1.83%

Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR
  (Banks-Regional)                     392,985        6,705,307
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ARGENTINA-(CONTINUED)

Telefonica de Argentina S.A.-ADR
  (Telephone)                          288,500   $    9,538,531
---------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil-International Integrated)       642,300       18,586,556
---------------------------------------------------------------
                                                     34,830,394
---------------------------------------------------------------

AUSTRIA-0.12%

Topcall International A.G.
  (Computers-Software & Services)        7,100        2,280,684
---------------------------------------------------------------

BELGIUM-1.47%

Barco N.V.
  (Manufacturing-Diversified)           41,000       10,934,133
---------------------------------------------------------------
Colruyt N.V. (Retail-Food Chains)        8,800        7,361,241
---------------------------------------------------------------
UCB S.A.
  (Manufacturing-Diversified)            1,650        9,638,686
---------------------------------------------------------------
                                                     27,934,060
---------------------------------------------------------------

BRAZIL-2.53%

Cia. Riograndense de
  Telecomunicacoes-Pfd
  (Telephone)                                1               21
---------------------------------------------------------------
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar (Retail-Food Chain)           120,519        1,943,369
---------------------------------------------------------------
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-Pfd. (Retail-Food Chain)      326,500        5,474,514
---------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo (Water
  Utilities)                                 0               10
---------------------------------------------------------------
Companhia Energetica de Minas
  Gerais (Electric Companies)          175,644        3,416,287
---------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel (Electric
  Companies)                         1,027,000        7,959,250
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)         46,200        5,809,859
---------------------------------------------------------------
Telecomunicacoes Brasileiras S.A.
  ADR (Telephone)                      128,500        9,757,969
---------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-TELESP-Pfd. (Telephone)          50,200        8,417,170
---------------------------------------------------------------
Telerj Celular S.A.
  (Telecommunications-Cellular/
   Wireless)(a)                         92,398        2,866,135
---------------------------------------------------------------
Telesp Celular S.A.
  (Telecommunications-Cellular/
   Wireless)(a)                         50,200        2,483,065
---------------------------------------------------------------
                                                     48,127,649
---------------------------------------------------------------

CANADA-4.20%

ATI Technologies, Inc.
  (Computers-Hardware)(a)            1,127,200        9,134,522
---------------------------------------------------------------
ATS Automation Tooling Systems,
  Inc. (Machinery-Diversified)
  (Acquired 09/22/97-10/03/97;
  Cost $6,636,485)(a)(b)               360,000        4,667,747
---------------------------------------------------------------
BCE Mobile Communications Inc.
  (Telephone)                           91,200        2,223,092
---------------------------------------------------------------
Biovail Corp. International
  (Health Care-Drugs-Generic &
  Other)(a)                             65,700        2,049,019
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CANADA-(CONTINUED)

CanWest Global Communications
  Corp. (Broadcasting-Television,
  Radio & Cable)                       355,998   $    4,154,272
---------------------------------------------------------------
CGI Group, Inc.
  (Services-Computer Systems)(a)       683,000        9,387,099
---------------------------------------------------------------
CHUM Ltd.
  (Broadcasting-Television,
  Radio, & Cable)                       75,000        1,604,538
---------------------------------------------------------------
C-MAC Industries Inc.
  (Electronics-Component
  Distributors)(a)                     200,000        2,599,676
---------------------------------------------------------------
Dorel Industries Inc. (Household
  Furnishing & Appliances)(a)          151,400        2,026,846
---------------------------------------------------------------
Geac Computer Corp. Ltd.
  (Services-Computer Systems)(a)       445,000        9,924,149
---------------------------------------------------------------
Gulf Canada Resources, Ltd.
  (Oil-International
  Integrated)(a)                       250,000          937,500
---------------------------------------------------------------
Imax Corp. (Communications
  Equipment)(a)                        200,000        5,125,000
---------------------------------------------------------------
Intertape Polymer Group Inc.
  (Chemicals-Specialty)                100,000        1,961,102
---------------------------------------------------------------
JDS Fitel Inc.
  (Manufacturing-Specialized)(a)       600,000        8,927,066
---------------------------------------------------------------
Mitel Corp. (Communications
  Equipment)(a)                        245,900        1,984,736
---------------------------------------------------------------
Saputo Group Inc.(Foods)                97,200        2,079,481
---------------------------------------------------------------
Sears Canada, Inc.
  (Retail-Department Stores)           300,000        4,337,115
---------------------------------------------------------------
Suncor Energy, Inc.
  (Oil-International Integrated)       210,000        6,670,989
---------------------------------------------------------------
                                                     79,793,949
---------------------------------------------------------------

CHILE-0.49%

Cia. de Telecomunicaciones de
  Chile S.A.-ADR (Telephone)           176,800        3,878,550
---------------------------------------------------------------
Distribucion y Servicio D&S S.A.
  (Retail-Food Chains)                 338,100        4,395,300
---------------------------------------------------------------
Madeco S.A. (Metal Fabricators)        129,000          999,750
---------------------------------------------------------------
                                                      9,273,600
---------------------------------------------------------------

CROATIA-0.58%

Pliva DD (Health Care-Drugs-Major
  Pharmaceutical) (Acquired
  05/13/98-05/20/98; Cost
  $12,630,308)(b)                      751,700       11,049,990
---------------------------------------------------------------

FINLAND-0.82%

Helsingin Puhelin Oyj
  (Telecommunications-Cellular/
   Wireless)                            38,500        2,113,005
---------------------------------------------------------------
Tieto Corp. (Computers-Software &
  Services)                            444,000       13,498,659
---------------------------------------------------------------
                                                     15,611,664
---------------------------------------------------------------

FRANCE-2.70%

Altran Technologies, S.A.
  (Services-Commercial &
  Consumer)                             53,800       10,530,025
---------------------------------------------------------------
Christian Dalloz
  (Manufacturing-Diversified)           11,400          977,078
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FRANCE-(CONTINUED)

Dassault Systemes S.A.-ADR
  (Computer-Software & Services)       100,000   $    3,837,500
---------------------------------------------------------------
Etablissements Economiques du
  Casino Guichard-Perrachon
  (Retail-Food Chains)(a)               88,000        8,762,447
---------------------------------------------------------------
Galeries Lafayette
  (Retail-Department Stores)             7,000        7,764,193
---------------------------------------------------------------
Labinal S.A. (Aerospace/Defense)        17,300        4,420,242
---------------------------------------------------------------
Montupet (Auto Parts & Equipment)       86,000        3,821,740
---------------------------------------------------------------
Publicis S.A.
  (Services-Advertising/
  Marketing)(a)                         11,200        1,774,673
---------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                              56,500        9,339,179
---------------------------------------------------------------
                                                     51,227,077
---------------------------------------------------------------

GERMANY-3.98%

BHF-Bank A.G. (Banks-Major
  Regional)                            310,000       11,940,366
---------------------------------------------------------------
Boewe Systec A.G. (Office
  Equipment & Supplies)                 75,000        2,968,099
---------------------------------------------------------------
Continental A.G. (Auto Parts &
  Equipment)                           140,550        3,736,451
---------------------------------------------------------------
Fielmann A.G.-Pfd.
  (Retail-General Merchandise)          67,250        3,027,083
---------------------------------------------------------------
Hugo Boss A.G.-Pfd.
  (Textiles-Apparel)                     1,000        1,558,818
---------------------------------------------------------------
Krones A.G.
  (Machinery-Diversified)               31,500          742,251
---------------------------------------------------------------
Krones A.G.-Pfd.
  (Machinery-Diversified)               73,500        1,842,940
---------------------------------------------------------------
Marschollek, Lautenschlaeger &
  Partner A.G.
  (Insurance-Life/Health)               10,000        5,105,432
---------------------------------------------------------------
MobilCom A.G.
  (Telecommunications-Cellular/
   Wireless)                            34,400       10,020,083
---------------------------------------------------------------
Porsche A.G. (Automobiles)               3,870        6,851,006
---------------------------------------------------------------
Schwarz Pharma A.G. (Health
  Care-Drugs-Generic & Other)           85,000        5,957,344
---------------------------------------------------------------
SER Systeme A.G.
  (Computers-Software & Services)       14,500        4,432,965
---------------------------------------------------------------
Sixt A.G. (Financial-Diversified)       27,500        5,682,436
---------------------------------------------------------------
Teldafax (Telecommunications-Long
  Distance)(a)                         251,000        8,795,843
---------------------------------------------------------------
Vossloh A.G.
  (Manufacturing-Specialized)          100,400        2,875,331
---------------------------------------------------------------
                                                     75,536,448
---------------------------------------------------------------

GREECE-0.40%

STET Hellas Telecommunications
  S.A.(a)
  (Telecommunications-Cellular/
   Wireless)                           145,500        3,819,375
---------------------------------------------------------------
Titan Cement Co. S.A.
  (Construction-Cement &
  Aggregates)                           60,000        3,711,340
---------------------------------------------------------------
                                                      7,530,715
---------------------------------------------------------------

HONG KONG-1.33%

Cosco Pacific Ltd.
  (Financial-Diversified)            9,100,000        4,465,104
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)               2,255,000       16,160,178
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HONG KONG-(CONTINUED)

Ng Fung Hong Ltd. (Foods)            5,220,000   $    4,617,083
---------------------------------------------------------------
                                                     25,242,365
---------------------------------------------------------------

HUNGARY-0.88%

Magyar Tavkozlesi ADR
  (Telecommunications-Long
  Distance)                            618,000       16,608,750
---------------------------------------------------------------

INDONESIA-0.47%

Gulf Indonesia Resources Ltd.
  (Oil-International
  Integrated)(a)                       907,300        8,959,588
---------------------------------------------------------------

IRELAND-0.37%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)       100,000        7,006,250
---------------------------------------------------------------

ISRAEL-0.37%

Blue Square-Israel Ltd.-ADR
  (Retail-Food Chains)                 550,000        7,081,250
---------------------------------------------------------------

ITALY-1.34%

AEM S.p.A. (Electric
  Companies)(a)                      2,800,000        3,798,291
---------------------------------------------------------------
Autogrill S.p.A. (Restaurants)       1,205,000        9,032,350
---------------------------------------------------------------
Ciga S.p.A. (Lodging-Hotels)(a)      4,100,000        3,101,282
---------------------------------------------------------------
Ericsson S.p.A. (Communications
  Equipment)                           100,000        4,083,394
---------------------------------------------------------------
Gruppo Editoriale L'Espresso
  (Publishing)                         600,000        5,331,868
---------------------------------------------------------------
                                                     25,347,185
---------------------------------------------------------------

JAPAN-2.45%

Aderans Co. Ltd. (Personal Care)       394,000       11,173,943
---------------------------------------------------------------
Bellsystem 24, Inc.
  (Services-Commercial &
  Consumer)                             68,000       13,090,409
---------------------------------------------------------------
Capcom Co., Ltd.
  (Computers-Software & Services)      201,000        1,917,411
---------------------------------------------------------------
Circle K Japan Co. Ltd.
  (Retail-Food Chains)                 244,200        9,632,846
---------------------------------------------------------------
Hokuto Corp. (Agricultural
  Products)                            240,825        4,346,274
---------------------------------------------------------------
Shohkoh Fund & Co.
  (Financial-Diversified)               20,600        6,275,954
---------------------------------------------------------------
                                                     46,436,837
---------------------------------------------------------------

MEXICO-3.30%

Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)            566,300        9,343,950
---------------------------------------------------------------
Corporacion Interamericana de
  Entretenimiento S.A.
  (Entertainment)(a)                 1,652,860        3,329,279
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-Class B
  (Beverages-Alcoholic)                538,480       14,034,135
---------------------------------------------------------------
Grupo Financiero Banamex Accival,
  S.A. de C.V.
  (Financial-Diversified)(a)         5,850,000        6,137,781
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series
  C (Beverages-Alcoholic)            4,061,000        8,561,744
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   267,400        7,253,225
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MEXICO-(CONTINUED)

Organizacion Soriana S.A. de C.V.
  (Retail-Department Stores)         2,544,000   $    7,566,782
---------------------------------------------------------------
Tubos de Acero de Mexico S.A.
  (Oil & Gas-Drilling &
  Equipment)                           541,800        4,605,300
---------------------------------------------------------------
Vitro S.A. (Containers-Metal &
  Glass)                               391,400        1,761,300
---------------------------------------------------------------
                                                     62,593,496
---------------------------------------------------------------

NETHERLANDS-4.33%

Aalberts Industries N.V.
  (Manufacturing-Diversified)          115,000        2,752,168
---------------------------------------------------------------
Beter Bed Holding N.V. (Household
  Furnishings & Appliances)            115,000        3,078,488
---------------------------------------------------------------
Cap Gemini N.V.
  (Services-Computer Systems)          148,000        9,151,943
---------------------------------------------------------------
Getronics N.V.
  (Computers-Software & Services)      300,000       12,447,800
---------------------------------------------------------------
IHC Caland N.V.
  (Manufacturing-Specialized)          114,000        5,157,404
---------------------------------------------------------------
Internatio-Muller N.V.
  (Manufacturing-Diversified)          288,000        6,938,644
---------------------------------------------------------------
Koninklijke Ahrend Groep N.V.
  (Household Furnishings &
  Appliances)                          210,000        4,261,163
---------------------------------------------------------------
Nutreco Holding N.V.
  (Agricultural Products)              235,000        7,989,346
---------------------------------------------------------------
Ordina Beheer
  N.V.-(Services-Commercial &
  Consumer)(a)                         560,000       14,571,153
---------------------------------------------------------------
Randstad Holdings N.V.
  (Services-Commercial &
  Consumer)                            152,000        8,137,916
---------------------------------------------------------------
Unique International N.V.
  (Services-Commercial &
  Consumer)                            150,325        4,209,229
---------------------------------------------------------------
Vedior N.V.
  (Services-Employment)(a)             140,000        3,567,834
---------------------------------------------------------------
                                                     82,263,088
---------------------------------------------------------------

NORWAY-1.49%

Ekornes A.S.A. (Household
  Furnishings & Appliances)(a)         400,000        3,669,974
---------------------------------------------------------------
Merkantildata A.S.A
  (Services-Commercial &
  Consumer)                          1,080,000       10,863,124
---------------------------------------------------------------
Tomra Systems A.S.A.
  (Manufacturing-Specialized)          486,000       13,674,324
---------------------------------------------------------------
                                                     28,207,422
---------------------------------------------------------------

PHILIPPINES-0.76%

International Container Terminal
  Services, Inc. (Air Freight)(a)    6,112,500          410,541
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co. (Telephone)            194,920        4,679,050
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR (Telephone)        159,400        3,885,375
---------------------------------------------------------------
SM Prime Holdings Inc. (Land
  Development)                      32,000,000        5,412,935
---------------------------------------------------------------
                                                     14,387,901
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
PORTUGAL-2.72%

Banco Comercial Portugues, S.A.
  (Banks-Major Regional)               450,000   $   14,092,970
---------------------------------------------------------------
Electricidade de Portugal,
  S.A.-ADR (Electric Companies)        158,500        7,925,000
---------------------------------------------------------------
Jeronimo Martins & Filho, S.A.
  (Retail-General Merchandise)         134,000        5,806,877
---------------------------------------------------------------
Portugal Telecom S.A. (Telephone)      132,500        6,280,175
---------------------------------------------------------------
Telecel-Comunicacaoes Pessoais,
  S.A.
  (Telecommunications-Cellular/
   Wireless)                            95,400       17,581,371
---------------------------------------------------------------
                                                     51,686,393
---------------------------------------------------------------

SOUTH AFRICA-0.88%

Dimension Data Holdings Ltd.
  (Computers-Software &
  Services)(a)                       1,509,000        6,937,621
---------------------------------------------------------------
Persetel Holdings Ltd.
  (Computers-Software & Services)      760,000        7,545,617
---------------------------------------------------------------
Protea Furnishers Ltd. (Household
  Furnishings & Appliances)          4,700,000        2,144,007
---------------------------------------------------------------
                                                     16,627,245
---------------------------------------------------------------

SPAIN-1.90%

Corp. Financiera Reunida, S.A.
  (Investment Management)(a)         1,287,000       15,446,559
---------------------------------------------------------------
Mapfre Vida
  (Insurance-Life/Health)              108,000        4,287,480
---------------------------------------------------------------
Tele Pizza, S.A. (Restaurants)(a)    2,000,000       16,334,067
---------------------------------------------------------------
                                                     36,068,106
---------------------------------------------------------------

SWEDEN-1.93%

ADB-Gruppen Mandator A.B.
  (Services-Computer Systems)           67,664        2,168,996
---------------------------------------------------------------
Assa Abloy A.B.-Class B (Metal
  Fabricators)                         230,000        9,171,689
---------------------------------------------------------------
Europolitan Holdings A.B.
  (Telecommunications-Cellular &
  Wireless)                            147,400       12,757,405
---------------------------------------------------------------
Scandic Hotels A.B.
  (Lodging-Hotels)                     104,500        3,416,784
---------------------------------------------------------------
WM-Data A.B. (Computers-Software
  & Services)                          252,000        9,176,561
---------------------------------------------------------------
                                                     36,691,435
---------------------------------------------------------------

SWITZERLAND-1.08%

Georg Fischer A.G. (Auto Parts &
  Equipment)                             9,000        3,102,761
---------------------------------------------------------------
Julius Baer Holding A.G.
  (Banks-Major Regional)(a)              4,500       13,786,358
---------------------------------------------------------------
Mikron Holding A.G.
  (Machinery-Diversified)               17,000        3,539,052
---------------------------------------------------------------
                                                     20,428,171
---------------------------------------------------------------

TAIWAN-0.65%

Compal Electronics Inc.
  (Computers-Hardware)(a)            1,620,000        5,053,900
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TAIWAN-(CONTINUED)

Taiwan Semiconductor
  Manufacturing Co.-ADR
  (Electronics-Semiconductors)         482,850   $    7,212,572
---------------------------------------------------------------
                                                     12,266,472
---------------------------------------------------------------

UNITED KINGDOM-8.59%

Admiral PLC (Services-Computer
  Systems)                             106,000        1,720,261
---------------------------------------------------------------
Airtours PLC (Services-Commercial
  & Consumer)                        2,445,000       13,703,781
---------------------------------------------------------------
Avis Europe PLC
  (Services-Commercial &
  Consumer) (Acquired
  03/26/97;Cost $2,977,263)(b)       1,484,550        6,482,642
---------------------------------------------------------------
Cable & Wireless Communications
  PLC (Broadcasting-Television,
  Radio, & Cable)(a)                 2,000,000       15,057,721
---------------------------------------------------------------
Cattles PLC (Consumer Finance)         510,000        5,136,691
---------------------------------------------------------------
Compass Group PLC
  (Services-Commercial &
  Consumer)                            670,000        6,781,830
---------------------------------------------------------------
Druid Group PLC
  (Computers-Software & Services)      167,000        2,731,178
---------------------------------------------------------------
FirstBus PLC (Shipping)              1,350,000        9,531,537
---------------------------------------------------------------
Jarvis PLC (Engineering &
  Construction)                        900,000        9,486,364
---------------------------------------------------------------
Kwik-Fit Holdings PLC
  (Services-Commercial &
  Consumer)                          1,400,500       11,622,017
---------------------------------------------------------------
Logica PLC (Computer
  Software/Services)                   155,000        5,231,931
---------------------------------------------------------------
Mayflower Corp. PLC (The) (Auto
  Parts & Equipment)                 2,240,000        4,928,225
---------------------------------------------------------------
Millennium & Copthorne Hotels PLC
  (Lodging-Hotels)                     350,000        2,160,783
---------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                          1,181,500        8,282,558
---------------------------------------------------------------
Parity PLC (Services-Commercial &
  Consumer)                            350,000        2,646,813
---------------------------------------------------------------
PizzaExpress PLC (Restaurants)         387,000        4,933,813
---------------------------------------------------------------
Provident Financial PLC (Consumer
  Finance)                             964,912       14,480,944
---------------------------------------------------------------
Select Appointments Holdings PLC
  (Services-Commercial &
  Consumer)                            622,000        5,484,256
---------------------------------------------------------------
Somerfield PLC (Retail-Food
  Chains)                            1,215,000        7,805,923
---------------------------------------------------------------
Stagecoach Holdings PLC
  (Shipping)                         3,950,000       15,332,107
---------------------------------------------------------------
Stakis PLC (Lodging-Hotels)          4,300,000        7,014,389
---------------------------------------------------------------
TBI PLC (Land Development)           1,590,000        2,527,187
---------------------------------------------------------------
                                                    163,082,951
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $858,507,714)                               1,024,181,135
---------------------------------------------------------------

DOMESTIC PREFERRED STOCKS-0.37%

LODGING (HOTELS)-0.37%

Royal Caribbean Cruises
  Ltd.-$3.63 Conv. Pfd (Cost
  $5,011,060)                           76,000        6,954,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
FOREIGN CONVERTIBLE BONDS-0.20%
UNITED KINGDOM-0.20%
Shanghai Industrial Investment
  Trust Co.
  (Manufacturing-Diversified),
  Gtd. Bonds, 1.00%, 02/24/03
  (Acquired 03/05/98-03/09/98;
  Cost $5,218,750)(b)             $  5,000,000   $    3,887,500
---------------------------------------------------------------
    Total Investments Excluding
      Repurchase Agreements
      (Cost $1,298,121,700)                       1,608,516,048
---------------------------------------------------------------
REPURCHASE AGREEMENTS(C)-14.45%
SBC Warburg Dillon Read Inc.,
  5.40%, 11/02/98(d)                99,191,112   $   99,191,112
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
REPURCHASE AGREEMENTS-(CONTINUED)
Deutsche Morgan Greenfell Inc.,
  5.55%(e)                        $175,000,000   $  175,000,000
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $274,191,112)                           274,191,112
---------------------------------------------------------------
TOTAL INVESTMENTS-99.19%                          1,882,707,160
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.81%                                  15,358,630
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,898,065,790
===============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
GDR   - Global Depositary Receipt
Gtd.  - Guaranteed
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/98 was $26,087,879 which represented 1.37% of the Fund's net assets.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 10/30/98 with a maturing value of $1,300,585,000. Collateralized by $2,856,569,000 U.S. Government
    obligations, 0% to 5.50% due 11/15/98 to 02/15/25 with an aggregate market value at 10/31/98 of $1,326,231,109.
(e) Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates, par and collateral are determined daily. Collateralized by $189,108,000 U.S. Government obligations, 6.00% to 6.21% due 05/15/08 to 08/06/38 with an aggregate market value at 10/31/98 of $204,000,108.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998

ASSETS:

Investments, excluding repurchase
  agreements, at market value (cost
  $1,298,121,700)                            $ 1,608,516,048
------------------------------------------------------------
Repurchase agreements (cost $274,191,112)        274,191,112
------------------------------------------------------------
Foreign currencies, at value (cost
  $8,543,069)                                      8,546,540
------------------------------------------------------------
Receivables for:
  Investments sold                                14,259,575
------------------------------------------------------------
  Capital stock sold                              11,000,364
------------------------------------------------------------
  Dividends and interest                           1,398,916
------------------------------------------------------------
Investment for deferred compensation plan             27,396
------------------------------------------------------------
Other assets                                          45,665
------------------------------------------------------------
    Total assets                               1,917,985,616
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            6,504,843
------------------------------------------------------------
  Capital stock reacquired                         9,768,639
------------------------------------------------------------
  Deferred compensation                               27,396
------------------------------------------------------------
Accrued advisory fees                              1,306,117
------------------------------------------------------------
Accrued administrative services fees                  14,037
------------------------------------------------------------
Accrued directors' fees                                1,667
------------------------------------------------------------
Accrued distribution fees                          1,504,563
------------------------------------------------------------
Accrued transfer agent fees                          525,606
------------------------------------------------------------
Accrued operating expenses                           266,958
------------------------------------------------------------
    Total liabilities                             19,919,826
------------------------------------------------------------
Net assets applicable to shares outstanding  $ 1,898,065,790
------------------------------------------------------------

NET ASSETS:

Class A                                      $   937,587,188
============================================================
Class B                                      $   947,293,055
============================================================
Class C                                      $    13,185,547
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     59,074,819
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     61,037,960
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        849,420
============================================================
Class A:
  Net asset value and redemption price per
    share                                    $         15.87
------------------------------------------------------------
  Offering price per share:
    (Net asset value $15.87 / 95.25%)        $         16.66
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         15.52
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         15.52
============================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Dividends (net of $2,183,512 foreign
  withholding tax)                              $  18,760,780
-------------------------------------------------------------
Interest                                            9,083,744
-------------------------------------------------------------
    Total investment income                        27,844,524
-------------------------------------------------------------
EXPENSES:
Advisory fees                                      20,126,609
-------------------------------------------------------------
Administrative services fees                          116,964
-------------------------------------------------------------
Custodian fees                                      1,622,763
-------------------------------------------------------------
Directors' fees                                        22,638
-------------------------------------------------------------
Distribution fees-Class A                           5,666,115
-------------------------------------------------------------
Distribution fees-Class B                          11,650,938
-------------------------------------------------------------
Distribution fees-Class C                             106,960
-------------------------------------------------------------
Transfer agent fees-Class A                         2,937,083
-------------------------------------------------------------
Transfer agent fees-Class B                         3,797,721
-------------------------------------------------------------
Transfer agent fees-Class C                            50,038
-------------------------------------------------------------
Other                                               1,047,591
-------------------------------------------------------------
    Total expenses                                 47,145,420
-------------------------------------------------------------
Less: Expenses paid indirectly                        (50,158)
-------------------------------------------------------------
    Net expenses                                   47,095,262
-------------------------------------------------------------
Net investment income (loss)                      (19,250,738)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain from:
  Investment securities                             7,476,990
-------------------------------------------------------------
  Foreign currencies                                  810,572
-------------------------------------------------------------
                                                    8,287,562
-------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                          (163,421,477)
-------------------------------------------------------------
  Foreign currencies                                 (343,551)
-------------------------------------------------------------
                                                 (163,765,028)
-------------------------------------------------------------
    Net gain (loss) from investment securities
      and foreign
      currencies                                 (155,477,466)
-------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $(174,728,204)
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1998 and 1997

                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (19,250,738)   $  (26,427,661)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                             8,287,562       (61,191,114)
----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
securities and foreign currencies                               (163,765,028)      272,401,591
----------------------------------------------------------------------------------------------
         Net increase (decrease) in net assets resulting
  from operations                                               (174,728,204)      184,782,816
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (230,924,075)      221,978,537
----------------------------------------------------------------------------------------------
  Class B                                                       (195,608,768)      350,877,196
----------------------------------------------------------------------------------------------
  Class C                                                         10,146,858         5,007,454
----------------------------------------------------------------------------------------------
         Net increase (decrease) in net assets                  (591,114,189)      762,646,003
==============================================================================================

NET ASSETS:

Beginning of period                                            2,489,179,979     1,726,533,976
----------------------------------------------------------------------------------------------
End of period                                                 $1,898,065,790    $2,489,179,979
----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $1,684,292,210    $2,116,538,293
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (10,598,077)          (36,158)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                            (85,955,828)     (101,414,669)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           310,327,485       474,092,513
----------------------------------------------------------------------------------------------
                                                              $1,898,065,790    $2,489,179,979
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1998
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Global Aggressive Growth Fund, AIM Asian Growth Fund, AIM European Development Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide above-average long-term growth of capital appreciation.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the closing bid and asked prices based upon quotes furnished by market makers for such securities. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the

   Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was increased by $8,688,819, undistributed net realized gains increased by $7,171,279 and paid-in capital decreased by $15,860,098 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $85,299,787 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2006.
F. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $116,964 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1998, AFS was paid $3,823,186 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $5,666,115, $11,650,938 and $106,960, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $622,054 from the sales of the Class A shares of the Fund during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1998, AIM Distributors received commissions of

$200,802 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1998, the Fund paid legal fees of $8,243 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $24,226 and $25,932, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $50,158 during the year ended October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.
NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (1) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1998 was $1,059,551,550 and $1,621,665,722, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1998, on a tax basis, is as follows.

Aggregate unrealized appreciation of
  investment securities                        $ 437,375,649
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (138,167,690)
------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $ 299,207,959
============================================================
Cost of investments for tax purposes is $1,583,499,201.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                    1998                           1997
                       ------------------------------   ---------------------------
                          SHARES          AMOUNT          SHARES         AMOUNT
                       ------------   ---------------   -----------   -------------
Sold:
  Class A                98,887,924   $ 1,735,509,689    41,562,019   $ 712,389,030
-----------------------------------------------------------------------------------
  Class B                 8,273,209       143,682,325    31,043,322     516,329,374
-----------------------------------------------------------------------------------
  Class C*                  839,541        14,593,832       281,009       5,113,170
-----------------------------------------------------------------------------------
Reacquired:
  Class A              (111,697,312)   (1,966,433,764)  (28,025,133)   (490,410,493)
-----------------------------------------------------------------------------------
  Class B               (20,304,373)     (339,291,093)   (9,784,297)   (165,452,178)
-----------------------------------------------------------------------------------
  Class C*                 (265,144)       (4,446,974)       (5,986)       (105,716)
-----------------------------------------------------------------------------------
                        (24,266,155)  $  (416,385,985)   35,070,934   $ 577,863,187
===================================================================================

* Class C commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B capital stock outstanding during each of the years in the four-year period ended October 31, 1998 and the period September 15, 1994 (date sales commenced) through October 31, 1994, and for a share of Class C capital stock outstanding during the year ended October 31, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                        CLASS A
                                                              ------------------------------------------------------------
                                                                 1998          1997         1996        1995        1994
                                                              ----------    ----------    --------    --------    --------
Net asset value, beginning of period                          $    17.28    $    15.76    $  13.09    $  10.22    $  10.00
------------------------------------------------------------  ----------    ----------    --------    --------    --------
Income from investment operations:
  Net investment income (loss)                                     (0.10)(a)     (0.15)(a)   (0.09)(a)   (0.09)(a)     --
------------------------------------------------------------  ----------    ----------    --------    --------    --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.31)         1.67        2.81        2.96        0.22
------------------------------------------------------------  ----------    ----------    --------    --------    --------
         Total from investment operations                          (1.41)         1.52        2.72        2.87        0.22
------------------------------------------------------------  ----------    ----------    --------    --------    --------
Less distributions:
  Distributions from net realized gains                               --            --       (0.05)         --          --
------------------------------------------------------------  ----------    ----------    --------    --------    --------
Net asset value, end of period                                $    15.87    $    17.28    $  15.76    $  13.09    $  10.22
============================================================  ==========    ==========    ========    ========    ========
Total return(b)                                                    (8.16)%        9.65%      20.83%      28.08%       2.20%
============================================================  ==========    ==========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  937,587    $1,242,505    $919,319    $186,029    $ 18,410
============================================================  ==========    ==========    ========    ========    ========
Ratio of expenses to average net assets                             1.75%(c)      1.75%       1.83%       2.11%       2.02%(d)(e)
============================================================  ==========    ==========    ========    ========    ========
Ratio of net investment income (loss) to average net assets        (0.55)%(c)    (0.88)%     (0.62)%     (0.68)%      0.27%(e)(f)
============================================================  ==========    ==========    ========    ========    ========
Portfolio turnover rate                                               50%           57%         44%         64%          2%
============================================================  ==========    ==========    ========    ========    ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $1,133,222,992.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 4.03% (annualized).
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (1.74)% (annualized).

                                                                     CLASS B                                     CLASS C
                                             --------------------------------------------------------      --------------------
                                                1998          1997        1996       1995      1994          1998        1997
                                             ----------    ----------   --------   --------   -------      --------    --------
Net asset value, beginning of period         $    17.00    $    15.58   $  13.02   $  10.21   $ 10.00      $  17.00    $  18.39
-------------------------------------------  ----------    ----------   --------   --------   -------      --------    --------
Income from investment operations:
  Net investment income (loss)                    (0.19)(a)     (0.24)(a)  (0.17)(a)  (0.14)(a)   --          (0.19)(a)   (0.04)(a)
-------------------------------------------  ----------    ----------   --------   --------   -------      --------    --------
  Net gains (losses) on securities (both
    realized and unrealized)                      (1.29)         1.66       2.78       2.95      0.21         (1.29)      (1.35)
-------------------------------------------  ----------    ----------   --------   --------   -------      --------    --------
         Total from investment operations         (1.48)         1.42       2.61       2.81      0.21         (1.48)      (1.39)
-------------------------------------------  ----------    ----------   --------   --------   -------      --------    --------
Less distributions:
  Distributions from net realized gains              --            --      (0.05)        --        --            --          --
-------------------------------------------  ----------    ----------   --------   --------   -------      --------    --------
Net asset value, end of period               $    15.52    $    17.00   $  15.58   $  13.02   $ 10.21      $  15.52    $  17.00
===========================================  ==========    ==========   ========   ========   =======      ========    =========
Total return(b)                                   (8.71)%        9.11%     20.09%     27.52%     2.10%        (8.71)%     (7.56)%
===========================================  ==========    ==========   ========   ========   =======      ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $  947,293    $1,241,999   $807,215   $118,199   $ 6,201      $ 13,186    $  4,676
===========================================  ==========    ==========   ========   ========   =======      ========    ========
Ratio of expenses to average net assets            2.32%(c)      2.30%      2.37%      2.62%     2.54%(d)(e)   2.34%(c)    2.36%(e)
===========================================  ==========    ==========   ========   ========   =======      ========    ========
Ratio of net investment income (loss) to
  average net assets                              (1.11)%(c)    (1.44)%    (1.16)%    (1.19)%   (0.25)%(e)(f) (1.13)%(c)  (1.50)%(e)
===========================================  ==========    ==========   ========   ========   =======      ========    ========
Portfolio turnover rate                              50%           57%        44%        64%        2%           50%         57%
===========================================  ==========    ==========   ========   ========   =======      ========    ========

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $1,165,093,820 and $10,696,025 for Class B and Class C, respectively.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 4.43% (annualized).
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (2.14)% (annualized).

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Directors and Shareholders of
                     AIM International Funds, Inc.:

                     We have audited the accompanying statement of assets and liabilities of the AIM Global Aggressive Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Global Aggressive Growth Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the four-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

                     Houston, Texas
                     December 4, 1998


BOARD OF DIRECTORS                               OFFICERS                                      OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                              11 Greenway Plaza
Chairman                                         Chairman                                      Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                     INVESTMENT ADVISOR
Director
ACE Limited;                                     John J. Arthur                                A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Treasurer           11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                               Carol F. Relihan                              Houston, TX 77046
                                                 Senior Vice President and Secretary
Owen Daly II                                                                                   TRANSFER AGENT
Director                                         Gary T. Crum
Cortland Trust Inc.                              Senior Vice President                         A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                               Dana R. Sutton                                Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Robert G. Alley
President, Mercantile Bankshares                 Vice President                                State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                      Melville B. Cox                               Boston, MA 02110
Chief Executive Officer                          Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                  Jonathan C. Schoolar
of the U.S. House of Representatives             Senior Vice President                         Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Carl Frischling                                  Renee A. Friedli                              1735 Market Street
Partner                                          Assistant Secretary                           Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                 P. Michelle Grace                             COUNSEL TO THE DIRECTORS
Robert H. Graham                                 Assistant Secretary
President and Chief Executive Officer                                                          Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                      Jeffrey H. Kupor                              919 Third Avenue
                                                 Assistant Secretary                           New York, NY 10022
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.      Nancy L. Martin                               DISTRIBUTOR
Commissioner, New York City Dept. for the        Assistant Secretary
Aging; and member of the Board of Directors                                                    A I M Distributors, Inc.
Metropolitan Transportation Authority of         Ofelia M. Mayo                                11 Greenway Plaza
New York State                                   Assistant Secretary                           Suite 100
                                                                                               Houston, TX 77046
Lewis F. Pennock                                 Lisa A. Moss
Attorney                                         Assistant Secretary                           AUDITORS

Ian W. Robinson                                  Kathleen J. Pflueger                          KPMG Peat Marwick LLP
Consultant; Formerly Executive                   Assistant Secretary                           700 Louisiana
Vice President and                                                                             Houston, TX 77002
Chief Financial Officer                          Samuel D. Sirko
Bell Atlantic Management                         Assistant Secretary
Services, Inc.
                                                 Stephen I. Winer
Louis S. Sklar                                   Assistant Secretary
Executive Vice President
Hines Interests                                  Mary J. Benson
Limited Partnership                              Assistant Treasurer

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)               AIM Advisor International Value Fund   leadership in the mutual fund industry
AIM Blue Chip Fund                          AIM Asian Growth Fund                  since 1976 and managed approximately $91
AIM Capital Development Fund                AIM Developing Markets Fund(2)         billion in assets for more than 5.5 million
AIM Constellation Fund                      AIM Emerging Markets Fund(2)           shareholders, including individual investors,
AIM Mid Cap Equity Fund(2),(A)              AIM Europe Growth Fund(2)              corporate clients, and financial institutions,
AIM Select Growth Fund(3)                   AIM European Development Fund          as of September 30, 1998.
AIM Small Cap Growth Fund(2),(B)            AIM International Equity Fund               The AIM Family of Funds--Registered
AIM Small Cap Opportunities Fund            AIM International Growth Fund(2)       Trademark--is distributed nationwide, and AIM
AIM Value Fund                              AIM Japan Growth Fund(2)               today is the 11th-largest mutual fund complex
AIM Weingarten Fund                         AIM Latin American Growth Fund(2)      in the U.S. in assets under management,
                                            AIM New Pacific Growth Fund(2)         according to Strategic Insight, an independent
GROWTH & INCOME FUNDS                                                              mutual fund monitor.
AIM Advisor Flex Fund                       GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund            AIM Global Aggressive Growth Fund
AIM Advisor MultiFlex Fund                  AIM Global Growth Fund
AIM Advisor Real Estate Fund                AIM Worldwide Growth Fund(2)
AIM Balanced Fund
AIM Basic Value Fund(2),(C)                 GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                            AIM Global Growth & Income Fund(2)
                                            AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                   GLOBAL INCOME FUNDS
AIM High Yield Fund                         AIM Emerging Markets Debt Fund(2),(D)
AIM High Yield Fund II                      AIM Global Government Income Fund(2)
AIM Income Fund                             AIM Global Income Fund
AIM Intermediate Government Fund            AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                            THEME FUNDS
TAX-FREE INCOME FUNDS                       AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund              AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                     AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund              AIM Global Resources Fund(2)
                                            AIM Global Telecommunications Fund(2)
MONEY MARKET FUNDS                          AIM Global Trends Fund(2),(E)
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.





GLA-AR-1